Exhibit 10.4

MEDIDATA SOLUTIONS, INC.

AMENDED AND RESTATED 2000 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Amended and Restated 2000 Stock Option Plan, as amended (the “Plan”) of Medidata Solutions, Inc. (the “Company”) shall have the same defined meanings in this Stock Option Agreement.

I.	NOTICE OF STOCK OPTION GRANT

Optionee:

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:		, 20

Vesting Commencement Date:		, 20

Exercise Price Per Share:	$

Total Number of Options Granted:

Total Exercise Price:	$

Type of Option:		Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:		, 20

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

    % of the shares of Common Stock subject to the Option (the “Shares”) shall vest on the Vesting Commencement Date, and the remaining     % of the Shares subject to the Option shall vest in                              installments commencing                              after such Vesting Commencement Date, subject to the Optionee’s continuing to be a Service Provider on such dates.

Termination Period:

This Option shall be exercisable, to the extent this Option is vested on the date of termination, for three months after the Optionee ceases to be a Service Provider other than as a result of death or total and permanent disability (as defined in Section 22(e)(3) of the Code). If the Optionee ceases to be a Service Provider as a result of death or total and permanent disability, this Option may be exercised, to the extent this Option is vested on the date of termination, for one year after such Optionee ceases to be a Service Provider. In no event may the Optionee exercise this Option after the Term/Expiration Date as provided above.

II.	AGREEMENT

1. Grant of Option. The Plan Administrator hereby grants to the Optionee named in the above Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 13(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail. This Option is intended to be an “incentive stock option” (“ISO”) within the meaning of Section 422 of the Internal Revenue Code. The terms hereof will be construed and interpreted accordingly. The Option will be treated as a non-ISO to the limited extent, if at all, that the Option fails to qualify as an ISO.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and within the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by giving written notice to the Company, which notice shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised and such other representations and agreements as may be required by the Company. Such notice shall be accompanied by payment of the aggregate Exercise Price as to all exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

4. Lock-Up Period. The Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, the Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash or check; or

(b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of Applicable Law.

7. Non-Transferability of Option. This Option may not be assigned or transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. Term/Expiration Date of Option. This Option may be exercised only prior to the Term/Expiration Date set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9. Stockholders Agreement. As a condition of exercise of this Option, the Optionee agrees that, if requested by the Company prior to an initial public offering of the Company’s equity securities, the Optionee (or other person exercising this Option after the Optionee’s death) shall become a party to the Second Amended and Restated Stockholders Agreement dated as of May 27, 2004, by and among the Company and certain stockholders of the Company, as it may be amended from time to time, or any subsequent stockholders agreement by and among the Company and its stockholders (the “Stockholders Agreement”). The Optionee hereby acknowledges that, unless and until any such Stockholders Agreement requested by the Company is executed by the Optionee (or such other person exercising the Option after the Optionee’s death), the Company shall have no obligation to issue or deliver any shares of Common Stock upon exercise of this Option.

10. No Guarantee of Continued Service. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE OPTIONEE’S ENGAGEMENT AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE		MEDIDATA SOLUTIONS, INC.

Signature:	By:
Print Name:		Tarek Sherif, Chairman & Chief Executive Officer
Residence Address:

3

EXHIBIT A            FORM OF INVESTMENT REPRESENTATION STATEMENT

To the Board of Directors of

Medidata Solutions, Inc.:

In accordance with that certain stock option agreement between the undersigned and Medidata Solutions, Inc., a Delaware corporation (the “Company”) dated                         (“Option Agreement”) and in accordance with the Medidata Solutions Inc. Amended and Restated 2000 Stock Option Plan, as amended (hereinafter, the “Plan”) under which I was awarded                     stock options, each to purchase one (1) share of the Company’s common stock at an exercise price of $                per share, I hereby make the following investment representations to the Company in connection with my exercise of options:

(a) The undersigned is a bona fide resident of the state contained in the address set forth on the signature page of the Option Agreement.

(b) The undersigned has received, read carefully and is familiar with the Plan; has had a reasonable opportunity to ask questions of the Company and its representatives concerning the Company’s business and affairs; and the Company has answered all inquiries that the undersigned or the undersigned’s representatives have put to it concerning the Company’s business and affairs and the exercise of my options. The undersigned has had access to all additional information necessary to verify the accuracy of the information set forth in the Plan, and other information provided to me by the Company’s representatives and has taken all the steps necessary to evaluate the merits and risks of an investment, resulting from the exercise of options awarded to me under the Plan.

(c) The undersigned has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect the interests of the undersigned concerning the exercise of my options, and the undersigned’s investment in the Company resulting from the exercise of the options is not material when compared to the undersigned’s total capacity. The undersigned understands and expressly acknowledges that an investment in the Company as a result of the exercise of the options is of a speculative nature involving a high degree of risk, and may result in the entire loss of the aggregate exercise price of the options.

(d) The undersigned acknowledges that no market for shares of the Company’s common stock presently exists and it is unlikely that one will develop in the future, and that the undersigned may find it impossible to liquidate the resulting investment in the Company from the exercise of the options at a time when the undersigned may desire to do so, or at any other time.

(e) The undersigned is aware that the shares of the Company’s common stock issuable upon the exercise of the options have not been registered under the Securities Act of 1933, as amended (the “Act”), in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee’s investment intent as expressed herein. The undersigned acknowledges that it has been informed by the Company, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the undersigned agrees that no sale, assignment or transfer of any shares of the Company’s common stock issuable upon the exercise of the options will be valid or effective, and the Company shall not be required to give any effect to such sale, assignment or transfer, unless (i) such sale, assignment or transfer is registered under the Act, it being understood that the shares of the Company’s common stock to be issued upon the exercise of the options are not currently registered for sale and that the Company has no obligation or intention to so register the shares issuable upon the exercise of the options, or (ii) such shares that are to be issued upon the exercise of the options are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the present time, or (iii) such sale, assignment or transfer is otherwise exempt from the registration requirements under the Act. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the shares issuable upon the exercise of the options. The undersigned acknowledges that the certificates evidencing the shares issuable upon the exercise of the options will all bear the following, or a substantially similar legend, and such other legends as may be required by state blue sky laws:

“The securities represented by this certificate have not been registered under the Securities Act of 1933 (the “Act”), or any state securities laws and neither such securities nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless (1) a registration statement with respect thereto is effective under the Act and any applicable state securities laws, or (2) the Company receives an opinion of counsel to the holder of such securities, which counsel and opinion are reasonably satisfactory to the Company, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Act or applicable state securities laws.”

(f) The undersigned is acquiring the shares of the Company’s common stock issuable upon the exercise of the options for the undersigned’s own account for investment purposes only and not with a view to the sale or distribution thereof or the granting of any participation interest therein, and the undersigned has no present intention of distributing or selling to others any of such interest or granting participations therein.

(g) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment in the shares of the Company’s common stock issuable upon the exercise of the options.

Dated: